UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 20, 2020

Sysco Corporation

(Exact name of registrant as specified in its charter)

Delaware	1-06544	74-1648137
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1390 Enclave Parkway, Houston, TX 77077-2099

(Address of principal executive offices) (zip code)

Registrant’s telephone number, including area code: (281) 584-1390

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $1.00 Par Value	SYY	New York Stock Exchange
1.25% Notes due June 2023	SYY23	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

SECTION 5 – CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.07	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

At the 2020 Annual Meeting of Stockholders (the “Annual Meeting”) of Sysco Corporation (“Sysco” or the “Company”) held on November 20, 2020, Sysco’s stockholders elected each of the Company’s director nominees, who had been nominated to serve until the Company’s 2021 Annual Meeting of Stockholders. Daniel J. Brutto was re-elected with 97.90% of the votes cast, John M. Cassaday was re-elected with 92.69% of the votes cast, Joshua D. Frank was re-elected with 98.80% of the votes cast, Larry C. Glasscock was re-elected with 96.39% of the votes cast, Bradley M. Halverson was re-elected with 98.89% of the votes cast, John M. Hinshaw was re-elected with 98.80% of the votes cast, Kevin P. Hourican was re-elected with 98.58% of the votes cast, Hans-Joachim Koerber was re-elected with 95.93% of the votes cast, Stephanie A. Lundquist was re-elected with 99.13% of the votes cast, Nelson Peltz was re-elected with 92.00% of the votes cast, Edward D. Shirley was re-elected with 98.56% of the votes cast and Sheila G. Talton was re-elected with 97.89% of the votes cast. The advisory stockholder vote on the compensation paid to Sysco’s named executive officers, as disclosed in Sysco’s 2020 proxy statement, was approved by 88.74% of the votes cast. The ratification of the appointment of the independent registered public accounting firm for fiscal 2021 was approved by 97.89% of the votes cast.

With respect to each item, the number of votes cast includes all “for” and “against” votes, and abstentions and broker non-votes are disregarded with respect to each item.

The final results of the voting on each matter of business at the Annual Meeting are as follows:

Proposal 1 – Election of Directors

Name	Votes For	Votes Against	Total Votes Cast	Abstentions	Broker Non- Votes
Daniel J. Brutto	384,079,443	8,256,809	392,336,252	547,707	64,042,682
John M. Cassaday	363,682,257	28,661,898	392,344,155	539,804	64,042,682
Joshua D. Frank	387,633,345	4,711,967	392,345,312	538,647	64,042,682
Larry C. Glasscock	378,181,836	14,158,464	392,340,300	543,659	64,042,682
Bradley M. Halverson	387,916,292	4,363,778	392,280,070	603,889	64,042,682
John M. Hinshaw	387,578,609	4,702,640	392,281,249	602,710	64,042,682
Kevin P. Hourican	386,765,126	5,573,549	392,338,675	545,284	64,042,682
Hans-Joachim Koerber	376,332,579	15,973,955	392,306,534	577,425	64,042,682
Stephanie A. Lundquist	389,077,615	3,399,324	392,476,939	407,020	64,042,682
Nelson Peltz	360,931,745	31,387,972	392,319,717	564,242	64,042,682
Edward D. Shirley	386,569,637	5,652,136	392,221,773	662,186	64,042,682
Sheila G. Talton	384,091,217	8,289,987	392,381,204	502,755	64,042,682

Proposal 2 - Approval, by advisory vote, of the compensation paid to Sysco’s named executive officers, as disclosed in Sysco’s 2020 proxy statement

Votes For	Votes Against	Votes Cast	Abstentions	Broker Non-Votes
347,175,428	44,063,916	391,239,344	1,644,615	64,042,682

Proposal 3 - Ratification of the appointment of Ernst & Young LLP as Sysco’s independent registered public accounting firm for fiscal 2021

Votes For	Votes Against	Votes Cast	Abstentions
446,515,035	9,609,088	456,124,123	802,518

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Sysco Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sysco Corporation

Date: November 23, 2020	By:	/s/ Eve M. McFadden
Eve M. McFadden
Senior Vice President, Legal, General Counsel and Corporate Secretary